Supplement to the Spartan® Municipal Funds
February 28, 2003
Prospectus

Effective July 20, 2003, Spartan Short-Intermediate Municipal Income will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces similar information found in the "Annual Operating Expenses" table on page 9.

Annual operating expenses (paid from fund assets)

Spartan Short-Intermediate Municipal Income	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.11%
	Total annual fund operating expensesA	0.49%
Spartan Intermediate Municipal Income	Management fee	0.33%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.12%
	Total annual fund operating expenses	0.45%
Spartan Municipal Income	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.10%
	Total annual fund operating expenses	0.48%

A Effective July 20, 2003, FMR has voluntarily agreed to reimburse Spartan Short-Intermediate Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement arrangement may be discontinued by FMR at any time.

The following information replaces similar information found in the "Dividends and Capital Gain Distributions" section on page 21.

Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in February and December.

LIM/HIY-03-03 July 20, 2003
1.482103.112

SUPPLEMENT TO THE

SPARTAN® SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

A fund of Fidelity Municipal Trust

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND

A Fund of Fidelity School Street Trust

SPARTAN MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

February 28, 2003

STATEMENT OF ADDITIONAL INFORMATION

Effective July 20, 2003, Spartan Short-Intermediate Municipal Income will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces similar information found in the "2003 Tax Rates and Tax-Equivalent Yeilds" table on page 16.

2003 TAX RATES AND TAX-EQUIVALENT YIELDS

Taxable Income*						Federal Marginal Rate**	If a tax-exempt security's yield is:
							1%	2%	3%	4%	5%	6%	7%
Single Return			Joint Return				Then tax-equivalent yield would be:
$ 28,401	-	$ 68,800	$ 56,801	-	$ 114,650	25.0%	1.33%	2.67%	4.00%	5.33%	6.67%	8.00%	9.33%
$ 68,801	-	$ 143,500	$ 114,651	-	$ 174,700	28.0%	1.39%	2.78%	4.17%	5.56%	6.94%	8.33%	9.72%
$ 143,501	-	$ 311,950	$ 174,701	-	$ 311,950	33.0%	1.49%	2.99%	4.48%	5.97%	7.46%	8.96%	10.45%
$ 311,951		and over	$ 311,951		and over	35.0%	1.54%	3.08%	4.62%	6.15%	7.69%	9.23%	10.77%

* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of any alternative minimum tax (AMT), the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal income tax rate. An increase in a shareholder's marginal income tax rate would increase that shareholder's tax-equivalent yield.

LIM/HIYB-03-01 July 20, 2003
1.720754.108